Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

Fourth Quarter and Full Year Fiscal 2017 Financial Results

NEWARK, CA – September 28, 2017 – SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH), parent company of SMART Modular Technologies, Inc., today reported financial results for the fourth quarter and full year fiscal 2017 ended August 25, 2017.

Fourth Quarter Fiscal 2017 Highlights:		Full Year Fiscal 2017 Highlights:
•	Net sales 53% higher than year ago quarter	•	Net sales 42% higher than prior fiscal year
•	Net sales of $223.0 million	•	Net sales of $761.3 million
•	GAAP operating income $20.6 million	•	GAAP operating income $53.9 million
•	GAAP net loss of $(10.2) million	•	GAAP net loss of $(7.8) million
•	Adjusted EBITDA of $31.3 million	•	Adjusted EBITDA of $99.4 million
•	GAAP EPS of $(0.48)	•	GAAP EPS of $(0.49)
•	Non-GAAP diluted EPS of $0.79	•	Non-GAAP diluted EPS of $2.26

“We completed fiscal 2017 on a strong note, having accomplished a number of key milestones  that set the foundation for continued momentum as we enter fiscal 2018,” commented Iain MacKenzie, President and Chief Executive Officer of SMART Global Holdings.  “The strength of the global memory market contributed to all of our businesses across the board.  In SMART Brazil we are also benefitting from the improving economy and the introduction of new products.  Increasing demand from our networking and storage customers is driving healthy growth in our Specialty Memory business as well.  We also recently paid off a portion of our term loan with the proceeds of our IPO, as well as completing an important debt refinancing that clears the path for improved operating leverage in our financial model, enabling us to drive increasing returns for our shareholders.”

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q4 FY17	Q3 FY17	Q4 FY16	Q4 FY17	Q3 FY17		Q4 FY16
Net Sales	$223.0	$207.0	$146.2	$223.0	$207.0		$146.2
Gross Profit	$48.0	$47.4	$29.9	$48.2	$47.6		$30.0
Operating Income	$20.6	$20.4	$4.0	$25.4	$24.8		$8.3
Net Income (Loss)	$(10.2)	$8.0	$(1.5)	$17.4	$13.7		$2.5
Earnings (loss) per share	$(0.48)	$0.50	$(0.11)	$0.79	$0.62	*	$0.18

Annual Financial Results	GAAP (1)		Non-GAAP (2)
(In millions, except per share amounts)	FY17	FY16	FY17	FY16
Net Sales	$761.3	$534.4	$761.3	$534.4
Gross Profit	$162.3	$106.9	$162.9	$107.4
Operating Income	$53.9	$6.2	$71.2	$23.4
Net Income (Loss)	$(7.8)	$(20.0)	$36.6	$(4.1)
Earnings (loss) per share	$(0.49)	$(1.44)	$2.26	$(0.30)

(1) GAAP represents U.S. Generally Accepted Accounting Principles.

(2) Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

* Represents pro forma non-GAAP earnings per diluted share.  The pro forma weighted average diluted shares outstanding used in the computation include the pro forma effect of t the 6,095,000 shares issued in our IPO on May 30, 2017 as if they were outstanding for the entire third quarter.

39870 Eureka Drive  • Newark, CA 94560  • Tel:  510-623-1231  • FAX:  510-623-1434

Other Highlights

• Paid down $61.1 million of our term loan with proceeds from the IPO and then completed a refinancing transaction that extended the maturity date of the term loan; both transactions contributed to significantly reduce interest expense.

Business Outlook

The following statements are based upon management's current expectations for the first quarter of fiscal 2018 ending November 24, 2017. These statements are forward-looking, and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales - GAAP/Non-GAAP	$225 to $240 million
Gross Margin - GAAP/Non-GAAP	21% to 22%
Earnings per share - GAAP	$0.66 to $0.70

Intangible amortization per share	$0.06
Stock-based compensation per share	$0.07

Earnings per share - Non -GAAP	$0.79 to $0.83

Expected diluted share count	22.3 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific time, 4:30 p.m. Eastern time. Dial-in US toll free +1-866-487-6452 using access code 79446792.

A replay of the conference call will be available until October 22, 2017 through the Events section of the SMART website at www.smartgh.com or until October 5, 2017 by calling US toll free +1-855-859-2056; Passcode: 79446792.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industry and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; the success of our strategic initiatives including additional investments in new products and additional capacity; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; deterioration in or loss of relations with any of our limited number of key vendors;  and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART operates in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

39870 Eureka Drive  • Newark, CA 94560  • Tel:  510-623-1231  • FAX:  510-623-1434

Non-GAAP Information

The following non-GAAP financial measures are included in this press release, including Adjusted EBITDA, non-GAAP net income, non-GAAP net income per diluted share, non-GAAP diluted EPS and pro forma non-GAAP diluted EPS. We define Adjusted EBITDA as GAAP net income plus net interest expense, income tax expense, depreciation and amortization expense, stock-based compensation expense, restructuring charges, non-cash charges in connection with refinancing and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP, and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein do not include stock-based compensation expense, intangible amortization expense, amortization of non-cash debt discount related to warrants and non-cash charges in connection with refinancing. These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges and gains, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA” tables below for more detail on Adjusted EBITDA and non-GAAP calculations.

About SMART Global Holdings

The SMART family of companies are global leaders in specialty memory, storage and hybrid solutions serving the electronics industry with standard and custom products for over 25 years. SMART delivers components, modules and solutions to a broad customer base, including OEMs in computing, networking, communications, storage, mobile and industrial markets. Customers rely on SMART as a strategic supplier with custom designs, product quality, technical support, a global footprint, and the ability to provide locally manufactured memory products in multiple geographies. See www.smartgh.com, www.smartm.com, www.smarth.com or www.smartsscs.com for more information.

39870 Eureka Drive  • Newark, CA 94560  • Tel:  510-623-1231  • FAX:  510-623-1434

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 25, 2017	May 26, 2017	August 26, 2016	August 25, 2017	August 26, 2016
Net sales:
Brazil DRAM	$46,830	$38,028	$19,473	$132,881	$86,936
Brazil Mobile Memory	87,935	71,216	46,992	265,294	158,964
Specialty Memory	88,254	97,730	79,736	363,116	288,523
Total net sales	223,019	206,974	146,201	761,291	534,423
Cost of sales (1)	175,011	159,599	116,325	599,041	427,491
Gross profit	48,008	47,375	29,876	162,250	106,932
Operating expenses:
Research and development (1) (2)	9,718	8,797	10,353	38,160	38,116
Selling, general and administrative (1) (2)	17,722	17,193	14,532	66,759	57,495
Management advisory fees	—	1,000	1,000	3,000	4,001
Restructuring	—	—	(8)	457	1,135
Total operating expenses	27,440	26,990	25,877	108,376	100,747
Income from operations	20,568	20,385	3,999	53,874	6,185
Other income (expense):
Interest expense, net	(6,132)	(8,294)	(6,310)	(29,204)	(25,575)
Other income (expense), net	(20,887)	(762)	1,144	(22,551)	1,874
Total other expense	(27,019)	(9,056)	(5,166)	(51,755)	(23,701)
Income (loss) before income taxes	(6,451)	11,329	(1,167)	2,119	(17,516)
Provision for income taxes	3,758	3,371	294	9,914	2,444
Net income (loss)	$(10,209)	$7,958	$(1,461)	$(7,795)	$(19,960)
Earnings per share:
Basic	$(0.48)	$0.57	$(0.11)	$(0.49)	$(1.44)
Diluted	$(0.48)	$0.50	$(0.11)	$(0.49)	$(1.44)
Shares used in computing per-share calculation:
Basic	21,435	13,986	13,865	15,785	13,841
Diluted	21,435	15,955	13,865	15,785	13,841

(1) Includes share-based compensation expense as follows:
Cost of sales	$192	$176	$113	$636	$461
Research and development	232	(22)	162	655	$725
Selling, general and administrative	1,407	1,235	627	4,073	$2,686
Total stock-based compensation expense	$1,831	$1,389	$902	$5,364	$3,872

(2) Includes amortization of intangible assets expense as follows:
Research and development	$1,225	$1,224	$1,225	$4,897	$4,897
Selling, general and administrative	1,746	1,774	2,196	7,042	8,471
Total amortization expense	$2,971	$2,998	$3,421	$11,939	$13,368

39870 Eureka Drive  • Newark, CA 94560  • Tel:  510-623-1231  • FAX:  510-623-1434

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 25, 2017	May 26, 2017	August 26, 2016	August 25, 2017	August 26, 2016
Reconciliation of gross profit:
GAAP gross profit	$48,008	$47,375	$29,876	$162,250	$106,932
GAAP gross margin	21.5%	22.9%	20.4%	21.3%	20.0%
Add: Share-based compensation included in cost of sales	192	176	113	636	461
Non-GAAP gross profit	$48,200	$47,551	$29,989	$162,886	$107,393
Non-GAAP gross margin	21.6%	23.0%	20.5%	21.4%	20.1%

Reconciliation of operating expenses:
GAAP operating expenses	$27,440	$26,990	$25,877	$108,376	$100,747
Less: Share-based compensation expense included in opex
Research and development	232	(22)	162	655	725
Selling, general and administrative	1,407	1,235	627	4,073	2,686
Total	1,639	1,213	789	4,728	3,411
Less: Amortization of intangible assets included in opex
Research and development	1,225	1,224	1,225	4,897	4,897
Selling, general and administrative	1,746	1,774	2,196	7,042	8,471
Total	2,971	2,998	3,421	11,939	13,368
Non-GAAP operating expenses	$22,830	$22,779	$21,667	$91,709	$83,968

Reconciliation of income from operations:
GAAP income from operations	$20,568	$20,385	$3,999	$53,874	$6,185
GAAP operating margin	9.2%	9.8%	2.7%	7.1%	1.2%
Add: Share-based compensation expense	1,831	1,389	902	5,364	3,872
Add: Amortization of intangible assets	2,971	2,998	3,421	11,939	13,368
Non-GAAP income from operations	$25,370	$24,772	$8,322	$71,177	$23,425
Non-GAAP operating margin	11.4%	12.0%	5.7%	9.3%	4.4%

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$3,758	$3,371	$294	$9,914	$2,444
GAAP effective tax rate	-58.3%	29.8%	-25.2%	467.9%	-14.0%
Tax effect of adjustments to GAAP results	(317)	(376)	(357)	(1,395)	(1,365)
Non-GAAP provision for income taxes	$4,075	$3,747	$651	$11,309	$3,809
Non-GAAP effective tax rate	19.0%	21.5%	20.6%	23.6%	-1380.1%

Reconciliation of net income (loss) per share (diluted) and diluted per share amounts:
GAAP net income (loss)	$(10,209)	$7,958	$(1,461)	$(7,795)	$(19,960)
Adjustments to GAAP net income:
Share-based compensation	1,831	1,389	902	5,364	3,872
Amortization of intangible assets	2,971	2,998	3,421	11,939	13,368
Amortization of debt discount related to warrants	1,214	1,733	—	5,127	—
Loss on early debt repayment	6,743	—	—	6,743	—
Loss on extinguishment of LT debt	15,194	—	—	16,579	—
Tax effect of items excluded from non-GAAP results	(317)	(376)	(357)	(1,395)	(1,365)
Non-GAAP net income (loss)	$17,427	$13,702	$2,505	$36,562	$(4,085)

Weighted average shares outstanding for calculation of non-GAAP income per share (diluted)	22,011	15,955	13,865	16,171	13,841
Non-GAAP net income per share (diluted)	$0.79	$0.86	$0.18	$2.26	$(0.30)

Pro forma weighted average shares outstanding for computing pro forma diluted per-share calculation*		22,050
Pro forma non-GAAP net income per share (diluted)		$0.62

* Assuming IPO closing shares (6,095) on May 30, 2017 were issued and outstanding as of the beginning of Q3'17.

39870 Eureka Drive  • Newark, CA 94560  • Tel:  510-623-1231  • FAX:  510-623-1434

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 25, 2017	May 26, 2017	August 26, 2016	August 25, 2017	August 26, 2016
GAAP net income (loss)	$(10,209)	$7,958	$(1,461)	$(7,795)	$(19,960)
Share-based compensation expense	1,831	1,389	902	5,364	3,872
Amortization of intangible assets	2,971	2,998	3,421	11,939	13,368
Interest expense, net	6,132	8,294	6,310	29,204	25,575
Provision for income tax	3,758	3,371	294	9,914	2,444
Depreciation	4,869	4,848	4,668	21,300	18,111
Management advisory fees	—	1,000	1,000	3,000	4,001
Debt extension costs*	—	—	—	1,745	—
Loss on early debt repayment **	6,743	—	—	6,743	—
Loss on extinguishment of LT debt ***	15,194	—	—	16,579	—
Restructuring	—	—	(8)	457	1,135
Special retention bonuses	—	—	265	25	1,611
Valuation adjustment related to prepaid
state value-added taxes	—	—	908	—	908
Investment advisory fees	—	—	—	540	—
Obsolete inventory related to restructuring	—	—	—	372	—
Misappropriated product shipment	—	—	—	—	695
Adjusted EBITDA	$31,289	$29,858	$16,299	$99,387	$51,760

* Debt extension costs consist of $1.7 million associated with the amendment of our senior secured term loan and revolving credit facility in November 2016.

** Loss on early payment of term loan for principal amount of $61.1 million in June 2017 related to IPO.

*** Consists of $15.2 million loss on extinguishment of long-term debt for principal payment of $151.0 million in August 2017 and $1.4 million loss on a February 2017 extinguishment.

39870 Eureka Drive  • Newark, CA 94560  • Tel:  510-623-1231  • FAX:  510-623-1434

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	August 25	May 26,	August 26,
	2017	2017	2016
Assets
Current assets:
Cash and cash equivalents	$22,436	$22,341	$58,634
Accounts receivable, net	183,303	174,453	141,036
Inventories	127,135	135,489	103,066
Prepaid expenses and other current assets	14,115	15,699	16,522
Total current assets	346,989	347,982	319,258
Property and equipment, net	55,182	52,006	57,600
Other noncurrent assets	26,728	21,936	19,937
Intangible assets, net	5,107	8,001	16,884
Goodwill	46,022	45,360	44,976
Total assets	$480,028	$475,285	$458,655
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$189,717	$210,633	$197,976
Accrued liabilities	27,316	22,130	14,071
Current portion of long-term debt	22,841	13,024	17,116
Total current liabilities	239,874	245,787	229,163
Long-term debt	154,450	197,910	225,587
Deferred tax liabilities	1,439	1,769	2,677
Other long-term liabilities	1,869	2,437	2,465
Total liabilities	$397,632	$447,903	$459,892
Shareholders’ equity (deficit):
Ordinary shares	653	420	416
Additional paid-in capital	232,162	170,502	145,284
Accumulated other comprehensive loss	(143,210)	(146,540)	(147,523)
Retained earnings (accumulated deficit)	(7,209)	3,000	586
Total shareholders’ equity (deficit)	82,396	27,382	(1,237)
Total liabilities and shareholders’ equity	$480,028	$475,285	$458,655

39870 Eureka Drive  • Newark, CA 94560  • Tel:  510-623-1231  • FAX:  510-623-1434

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Fiscal Year Ended
	August 25, 2017	May 26, 2017	August 26, 2016	August 25, 2017	August 26, 2016
Cash flows from operating activities:
Net income (loss)	$(10,209)	$7,958	$(1,461)	$(7,795)	$(19,960)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	7,839	7,846	8,090	33,238	31,480
Share-based compensation	1,831	1,389	902	5,364	3,872
Provision for doubtful accounts receivable and sales returns	(82)	205	34	(51)	18
Deferred income tax benefit	(1,194)	(84)	270	(2,389)	(1,417)
(Gain) loss on disposal of property and equipment	223	—	2	352	(55)
Extinguishment loss on long-term debt	15,194	—	—	16,580	—
Loss on early debt payment	6,744	—	—	6,744	—
Amortization of debt issuance costs	486	628	768	2,337	3,042
Amortization of debt original issuance discount	106	119	419	766	1,654
Amortization of debt discount	1,215	1,733	—	5,128	—
Changes in operating assets and liabilities:
Accounts receivable	(6,910)	(36,891)	(9,147)	(40,426)	44,922
Inventories	9,333	(4,833)	5,616	(21,851)	31,326
Prepaid expenses and other assets	(799)	(735)	8,663	(58)	11,007
Accounts payable	(22,407)	27,525	(15,595)	(10,608)	(86,588)
Accrued expenses and other liabilities	4,639	3,846	(3,811)	11,736	(4,251)
Net cash provided by (used in) operating activities	6,009	8,706	(5,250)	(933)	15,050
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(7,499)	(3,784)	(3,849)	(18,678)	(13,844)
Restricted cash	—	—	13	—	194
Proceeds from sale of property and equipment	184	425	36	651	281
Net cash used in investing activities	(7,315)	(3,359)	(3,800)	(18,027)	(13,369)
Cash flows from financing activities:
Proceeds from long-term debt borrowing	—	—	592	—	5,771
Long-term debt payment	(2,009)	(5,954)	(4,246)	(19,698)	(16,694)
Early payment of long-term debt	(61,127)	—	—	(61,127)	—
Payment for extinguishment of long-term debt	(151,008)	—	—	(151,946)	—
Proceeds from issuance of long-term debt, net of costs paid	156,962	—	—	156,962	—
Fees paid for revolving line of credit refinancing	(3,167)	—	—	(3,167)
Issuance of ordinary shares from an initial public offering, net of underwriting commissions	63,507	—	—	63,507	—
Payment of costs related to initial public offering	(949)	(200)	6	(1,149)	—
Proceeds from borrowings under revolving line of credit	119,500	123,000	106,500	457,750	279,200
Repayments of borrowings under revolving line of credit	(119,500)	(123,000)	(106,500)	(457,750)	(279,200)
Proceeds from issuance of ordinary shares from share option exercise	58	348	92	406	133
Tax payments due upon issuance of oridnary shares for release of restricted stock units	(763)	—	—	(763)	—
Repurchase of ordinary shares	—	—	—	—	(124)
Net cash used in financing activities	1,504	(5,806)	(3,556)	(16,975)	(10,914)
Effect of exchange rate changes on cash and cash equivalents	(103)	(541)	(1,936)	(263)	(227)
Net increase (decrease) in cash and cash equivalents	95	(1,000)	(14,542)	(36,198)	(9,460)
Cash and cash equivalents at beginning of period	22,341	23,341	73,176	58,634	68,094
Cash and cash equivalents at end of period	$22,436	$22,341	$58,634	$22,436	$58,634

39870 Eureka Drive  • Newark, CA 94560  • Tel:  510-623-1231  • FAX:  510-623-1434

# # #

Investor Contact:
Suzanne Schmidt
Investor Relations for SMART Global Holdings, Inc.
(510) 360-8596
ir@smartm.com

39870 Eureka Drive  • Newark, CA 94560  • Tel:  510-623-1231  • FAX:  510-623-1434